UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4491 Concession Rd 12
Stayner, Ontario	L0M 1S0
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On October 15, 2026, Cronos Group Inc. (the “Company”) and its wholly owned subsidiary, CGM B.V. (“Dutch BidCo”), entered into an Addendum (the “Addendum”) to the Share Sale and Purchase Agreement, dated December 9, 2025 (as amended, the “Purchase Agreement”), with “Ring” International Holding AG (“Ring”) and Landewyck Tobacco S.A. (“Landewyck,” and together with Ring, the “Sellers”) for the acquisition of CanAdelaar B.V., a private company with limited liability (“CanAdelaar”), one of ten licensed cannabis growers in the Dutch Controlled Cannabis Supply Chain Experiment (the “Experiment”).
Pursuant to the Addendum, Dutch BidCo waived all its conditions to closing under the Purchase Agreement and completed the acquisition of all of the issued and outstanding shares of CanAdelaar, resulting in CanAdelaar becoming a wholly owned subsidiary of the Company on October 15, 2026 (the “Transaction”). At closing, the final, non-appealable decision from the Minister of Health, Welfare, and Sport (the “Minister”) in relation to the Bibob review (a background check conducted by Dutch authorities) and related advice of the National Bibob Office remained outstanding. The Addendum was unanimously approved by the Company’s Board of Directors.
The parties also agreed under the Addendum to treat €12.5 million, the amount of a proposed penalty notice issued by the local Dutch environmental regulator, DCMR Environmental Service Rijnmond (the “DCMR”), to CanAdelaar on June 17, 2026, as indebtedness under the Purchase Agreement and to deduct that amount from the estimated initial purchase price payable at closing. The proposed penalty notice relates to odor nuisance allegedly created by CanAdelaar. As of closing, the proposed penalty had not been formally imposed. If a final penalty issued by DCMR is less than €12.5 million, Dutch BidCo will repay the difference to the Sellers within 15 business days after such penalty is issued. If a final penalty issued by DCMR is greater than €12.5 million, the Sellers will pay the excess to Dutch BidCo within 15 business days following the date on which such penalty is paid.
Without prejudice to the specific indemnities set out in the Purchase Agreement, the parties agreed to additional specific indemnities such that Ring will indemnify and hold harmless the Company and its subsidiaries (including CanAdelaar) from specific losses arising from:
1.the revocation of CanAdelaar’s designation under the Experiment as a result of (i) a final, non-appealable decision from the Minister in relation to the Bibob review and related advice, (ii) non-compliance by CanAdelaar with any condition, requirement, restriction, direction or other measure imposed by the Minister on or in connection with CanAdelaar’s designation and/or the transactions contemplated by the Purchase Agreement as a result of or in connection with the Bibob review and the related advice, or (iii) a decision by the Minister that the Transaction constitutes grounds for revocation of the designation;
2.any action, order or remediation measure relating to CanAdelaar’s alleged odor issue that is issued or imposed by, or on behalf of, the Minister, the DCMR or any other governmental authority, or any conditions imposed by the Minister as described in clause (ii) of the first matter above, which will, or would in the reasonable expectation of a prudent businessman, significantly negatively impact, deteriorate or reduce the terminal value of CanAdelaar’s business; and
3.fines or penalties in relation to the production of edibles by CanAdelaar imposed by a governmental authority in respect of a violation of law or an order prior to closing of the Transaction.
The Company and its subsidiaries (including CanAdelaar) will be indemnified under the first two matters described immediately above, except to the extent that revocation of CanAdelaar’s designation, non-compliance by CanAdelaar with the Minister’s conditions described above, or any action, order, remediation measure or condition described in the second matter above predominantly results from acts, omissions, facts or circumstances first arising after closing of the Transaction and not existing prior to closing. The aggregate amount of Ring’s liability in respect of any indemnity claims described in the first two matters described above will not exceed €22.5 million, plus 50% of any amount by which the €12.5 million deducted at closing exceeds the final penalty issued by the DCMR (if any). The aggregate amount of Ring’s liability in respect of any indemnity claims described in the third matter described above will not exceed €100,000. Notice of a claim under either of the first two matters described above may be made until the later of (a) 12 months after a final, non-appealable decision from the Minister related to its ongoing Bibob review and (b) six months following a final judgment on the merits by the district court in Rotterdam with respect to CanAdelaar’s pending odor-related litigation; provided that no such notice may be given after October 15, 2033. A claim under the edibles indemnity generally must be notified within two years after closing. The Sellers’ aggregate liability for all claims under the Purchase Agreement, as amended by the Addendum, is capped at the Purchase Price (as defined in the Purchase Agreement), with each Seller’s liability limited to its respective proportion of that amount. Claims under the additional specific indemnities are also subject to further notice requirements and time limits for commencing legal proceedings, including provisions addressing contingent liabilities and suspended regulatory measures.
The foregoing description of the Addendum does not purport to be complete and is qualified in its entirety by reference to the Addendum, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Addendum has been provided solely to inform investors of its terms. The Company’s shareholders and other investors are not third-party beneficiaries under the Purchase Agreement or the Addendum.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On October 15, 2026, the Company and Dutch BidCo completed the Transaction pursuant to the terms of the Purchase Agreement and the Addendum, acquiring all of the issued and outstanding shares of CanAdelaar, for a base purchase price of €57.5 million, subject to closing and post-closing adjustments. Additional consideration may become payable in amounts equal to 50% of CanAdelaar’s 2026 Normalised EBITDA (as defined in the Purchase Agreement) and 50% of CanAdelaar’s 2027 Normalised EBITDA. As a result of the Transaction, CanAdelaar became a wholly owned subsidiary of the Company.
Item 7.01.    Regulation FD Disclosure.
On October 15, 2026, the Company issued a press release announcing the closing of the Transaction, a copy of which is furnished as Exhibit 99.1.
The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Information about Forward-looking Statements
This communication may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws and court decisions (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this communication include statements about the amount of any final DCMR penalty, penalties that may be issued against CanAdelaar, the results of governmental and judicial proceedings with respect to CanAdelaar, and the application of the Addendum’s indemnities and any related payments. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks. Forward-looking Statements are not guarantees of future performance, and actual results, performance or achievements may differ materially from those expressed or implied by them. A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, each of which has been filed on SEDAR+ and EDGAR and can be accessed at www.sedarplus.ca and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this communication is made as of the date of this communication and, except as required by law, the Company disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.
Item 9.01.    Financial Statements and Exhibits.
(a)     Financial Statements of Business Acquired.

The financial statements of CanAdelaar B.V. required by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report was required to be filed.
(b)     Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report was required to be filed.
(d)     Exhibits.

Exhibit No.	Description
2.1
Addendum, dated October 15, 2026, to the Share Sale and Purchase Agreement, dated as of December 9, 2025 (as amended), by and among Cronos Group Inc., CGM B.V., “Ring” International Holding AG and Landewyck Tobacco S.A.

99.1	Press release issued by Cronos Group Inc., dated October 15, 2026.
104	Cover Page Interactive Data File – The cover page from Cronos Group Inc.’s Current Report on Form 8-K filed on October 15, 2026 is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: October 15, 2026	By:	/s/ Michael Gorenstein
Name: Michael Gorenstein
Title: President and Chief Executive Officer